SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                 April 16, 2004
                Date of Report (Date of earliest event reported)


                            Valmont Industries, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                            1-31429                    47-0351813
(State or other                   (Commission                (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


One Valmont Plaza, Omaha, Nebraska                               68154
(Address of principal executive offices)                       (Zip Code)


              (Registrant's telephone number, including area code)
                                 (402) 963-1000


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Item 2.   Acquisition or Disposition of Assets.

     On April 16, 2004, Valmont Industries, Inc., a Delaware corporation ("Valmont"), consummated an acquisition of all of the outstanding capital stock of Newmark International, Inc. and Pfleiderer Leasing USA, Inc. from Pfleiderer AG, a German public company, pursuant to a Stock Purchase Agreement dated February 23, 2004 (the "Purchase Agreement"). A copy of the Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The acquired businesses design, manufacture and sell concrete and steel pole structures for the utility, telecommunications and lighting markets.

     Valmont funded the $106.3 million purchase price plus the payment of $10.9 million of Newmark debt with borrowings under its existing revolving credit facility and a new bridge loan agreement with The Bank of New York.

     Certain  financial  statements for the acquired  businesses are included as
Exhibit 99.1. Certain assets and liabilities included in such financial statements were not acquired by Valmont; such non-acquired assets and liabilities are described in note (a) to Exhibit 99.2.

     Risk factors relating to the business, financial condition and operations of Valmont are attached as Exhibit 99.3.

Item 7.  Financial Statements and Exhibits.

          (a)  Financial  statements  of business  acquired  attached  hereto as
               Exhibit 99.1.

          (b)  Pro forma financial information.

               The unaudited pro forma condensed combined financial statements, which give effect to the acquisition of Newmark by Valmont, are attached hereto as Exhibit 99.2.

         (c) Exhibits.

               2.1  Stock Purchase Agreement dated February 23, 2004.

               23.1 Consent of Ernst & Young LLP.

               99.1 The audited combined balance sheet of Newmark International,
                    Inc. and Pfleiderer Leasing USA, Inc. as of December 31, 2003, and the related combined statements of income, stockholders' equity, and cash flows and notes to consolidated financial statements for the year ended December 31, 2003.

               99.2 Unaudited pro forma condensed combined  financial data.

               99.3 Risk Factors.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VALMONT INDUSTRIES, INC.

April 21, 2004
                                       By:   /s/ Terry J. McClain
                                           -------------------------------
                                           Name:   Terry J. McClain
                                           Title:  Senior Vice President and
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit          Description                                         Page No.

2.1      Stock Purchase Agreement dated February 23, 2004.............

23.1     Consent of Ernst & Young LLP..................................

99.1 The audited combined balance sheet of Newmark International, Inc. and Pfleiderer Leasing USA, Inc. as of December 31, 2003, and the related combined statements of income, stockholders' equity, and cash flows and notes to consolidated financial statements for the year ended December 31, 2003...............

99.2     Unaudited pro forma condensed combined  financial data.........

99.3     Risk Factors..................................................